SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     December 22, 2004 (December 16, 2004)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
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            (Exact name of Registrant as specified in its charter)


           Delaware                       0-22825               22-3498533
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(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        Incorporation)                                    Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement

             On November 19, 2004, RCN Corporation, ("RCN" or the "Company") and certain of its direct and indirect subsidiaries, debtors and debtors-in-possession (the "Debtors") in the bankruptcy cases jointly administered by the Bankruptcy Court under case number 04-13638 filed a Motion for Approval of Settlement Agreement between the Company, RCN Cable TV of Chicago, Inc. ("RCN-Chicago"), a wholly-owned subsidiary of the Company, and the City of Chicago (the "City Settlement Motion"). A true and correct copy of the City Settlement Motion is filed as Exhibit 99.1 and incorporated herein by reference. On December 8, 2004, the Bankruptcy Court entered an order (the "City Settlement Order") granting the City Settlement Motion and approving the settlement and release agreement (the "City Settlement Agreement") by and among RCN-Chicago, the Company and the City of Chicago, dated on or about November 12, 2004. The effective date of the City Settlement Order was contingent, among other things, upon the entry of a final order by the Bankruptcy Court approving the CAC Settlement Agreement (as defined below). A true and correct copy of the City Settlement Order, to which the City Settlement Agreement is annexed as Exhibit A, is filed as Exhibit 99.2 and incorporated herein by reference. As set forth in the City Settlement Motion, the City Settlement Order and the City Settlement Agreement, the Company and RCN-Chicago have resolved their disputes with the City of Chicago.

             On December 10, 2004, the Debtors filed the Motion of Debtors for Approval of Settlement Agreement between RCN Chicago and the Chicago Access Corporation (the "CAC Settlement Motion"). A true and correct copy of the CAC Settlement Motion is filed as Exhibit 99.3 and incorporated herein by reference. On December 16, 2004, the Bankruptcy Court entered an order (the "CAC Settlement Order") approving the settlement agreement (the "CAC Settlement Agreement") by and between RCN-Chicago and the Chicago Access Corporation. A copy of the CAC Settlement Order, to which the CAC Settlement Agreement is annexed as Exhibit 1, is filed as Exhibit 99.4 and incorporated herein by reference. As set forth in the CAC Settlement Motion, the CAC Settlement Order and the CAC Settlement Agreement, RCN-Chicago has resolved its disputes with the Chicago Access Corporation.

             The descriptions set forth above are qualified in their entirety by reference to the City Settlement Motion, the City Settlement Order, the City Settlement Agreement, the CAC Settlement Motion, the CAC Settlement Order and the CAC Settlement Agreement, which are attached hereto as exhibits.

Cautionary Statement About Forward-Looking Statements

             Some of the statements made by RCN in this Current Report on Form 8-K are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services,

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development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.

Item 9.01.   Financial Statements and Exhibits.

             (a)  Exhibits

                  Exhibit 99.1 Motion for Approval of Settlement Agreement by and among RCN Corporation, RCN Cable TV of Chicago, Inc., and the City of Chicago, filed by RCN Corporation on November 19, 2004

                  Exhibit 99.2 City Settlement Order granting the City Settlement Motion and approving the City Settlement Agreement by and among RCN Corporation, RCN Cable TV of Chicago, Inc. and the City of Chicago, dated as of December 8, 2004

                  Exhibit 99.3 Motion for Approval of Settlement Agreement by and between RCN Cable TV of Chicago, Inc., and the Chicago Access Corporation, filed by
                                 RCN Cable TV of Chicago, Inc. on December 10, 2004

                  Exhibit 99.4 CAC Settlement Order approving the CAC Settlement Agreement by and between RCN-Chicago and the Chicago Access Corporation, dated as of December 16, 2004

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

                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RCN Corporation


                                         By: /s/ Deborah M. Royster
                                             -----------------------------------
                                             Name:  Deborah M. Royster
                                             Title: Senior Vice President,
        `                                           General Counsel and
                                                    Corporate Secretary

Date: December 22, 2004

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

                                 EXHIBIT INDEX

Exhibit
  No.
-------

Exhibit 99.1 Motion for Approval of Settlement Agreement by and among RCN Corporation, RCN Cable TV of Chicago, Inc., and the City of Chicago, filed by RCN Corporation on November 19, 2004

Exhibit 99.2 City Settlement Order granting the City Settlement Motion and approving the City Settlement Agreement by and among RCN Corporation, RCN Cable TV of Chicago, Inc. and the City of Chicago, dated as of December 8, 2004

Exhibit 99.3 Motion for Approval of Settlement Agreement by and between RCN Cable TV of Chicago, Inc., and the Chicago Access Corporation, filed by RCN Cable TV of Chicago, Inc. on December 10, 2004

Exhibit 99.4 CAC Settlement Order approving the CAC Settlement Agreement by and between RCN-Chicago and the Chicago Access Corporation, dated as of December 16, 2004

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